Vertex Energy Inc. 8-K

Exhibit 10.1

AMENDMENT NUMBER THREE
TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this “Amendment No. 3”), dated as of January 8, 2023, is entered into by and among Vertex Energy Inc., a Nevada corporation (“Parent”), Vertex Refining Alabama LLC, a Delaware limited liability company (“Borrower”), each of Parent’s direct and indirect Subsidiaries listed on Schedule 1 hereto other than Excluded Subsidiaries (collectively, the “Existing Subsidiary Guarantors” and each, individually, an “Existing Subsidiary Guarantor”), Vertex Renewables LLC, a Delaware limited liability company (“Vertex Renewables”), Vertex Renewables Alabama LLC, a Delaware limited liability company (“Vertex Renewables Alabama”; Vertex Renewables, together with Vertex Renewables Alabama, each a “New Subsidiary Guarantor” and collectively, the “New Subsidiary Guarantors”; the New Subsidiary Guarantors, together with the Existing Subsidiary Guarantors and Parent, each a “Guarantor” and collectively, the “Guarantors”), Cantor Fitzgerald Securities (“Cantor”) as administrative agent and collateral agent for the Lenders (“Agent”) and the lenders from time to time party hereto, constituting the Required Lenders (collectively with the Initial Lenders, the “Lenders” and each, a “Lender”).

W I T N E S S E T H

WHEREAS, Parent, Borrower, the Existing Subsidiary Guarantors, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of April 1, 2022, as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated as of May 26, 2022 and that certain Amendment No. 2 to Loan and Security Agreement, dated as of September 30, 2022 (the “Existing Loan Agreement”, and the Existing Loan Agreement as amended by this Amendment No. 3, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement);

WHEREAS, certain Defaults have occurred under the Existing Loan Agreement which are described in more detail on Annex I attached hereto (the “Specified Defaults”);

WHEREAS, pursuant to Section 14.4(c) of the Loan Agreement, the Loan Parties have requested that the Lenders constituting the Required Lenders waive the Specified Defaults under the Loan Agreement;

WHEREAS, the Lenders party hereto comprising the Required Lenders are willing to waive the Specified Defaults in accordance with and subject to the terms and conditions set forth herein;

WHEREAS, Borrower has requested that Agent and Lenders consent to certain amendments to the Existing Loan Agreement, including, in relation to the extension of the timeline for delivering the annual operating budget for fiscal year 2023 (the “Budget Extension”); and

WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders have agreed to make such amendments to the Existing Loan Agreement to effectuate, among other things, the Budget Extension, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in Section 1.1 of the Loan Agreement.

2.	Limited Waiver under the Loan Agreement.

Limited Waiver of Specified Defaults and Related Representations and Warranties/Covenants. Notwithstanding the provisions of the Loan Agreement to the contrary, the Lenders party hereto (which, for the avoidance of doubt, constitute the Required Lenders) hereby waive, on a one-time basis, the Specified Defaults and any Default or Event of Default directly related thereto (including, without limitation, any Default or Event of Default arising from or relating to any certification or representation made or deemed made as to the absence of a Default or Event of Default).

(a)	Effectiveness of Limited Waiver. This waiver shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically waived by this Waiver, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent (as applicable) or approval under the Loan Documents, (iv) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than as specifically waived herein) whether now existing or otherwise, all such rights and remedies hereby being expressly reserved, or (v) establish a custom or course of dealing or conduct between the Agent and the Lenders, on the one hand, and the Borrower or any other Loan Party on the other hand.

3.	Amendments to Loan Agreement.

(a)	Section 6.3(a)(iv) of the Existing Loan Agreement is hereby amended by amending and restating such section as follows:

“(iv) as soon as available, but in any event within thirty (30) days prior to the end of Parent’s fiscal year, an annual operating budget and financial projections (including income statements, balance sheets and cash flow statements) for such fiscal year, presented in a quarterly format reasonably acceptable to the Required Lenders, provided that with respect to Borrower’s annual operating budget for fiscal year 2023, the Borrower may deliver such annual operating budget to Agent by no later than January 10, 2023.”

(b)	Section 6.4 of the Existing Loan Agreement is hereby amended by amending and restating such section as follows (for the avoidance of doubt, the stricken text and underlined text are for purposes of reflecting the specific amendments to the below paragraph only):

“6.4 Certificates of Compliance; Disclosure Letter Updates. Each time financial statements are required to be furnished pursuant to Section 6.3(a)(i) or (iii) above, there shall be delivered to Agent a certificate signed by a Responsible Officer of Parent (each a “Compliance Certificate”) in substantially the form attached hereto as Exhibit G certifying that as of the end of the reporting period for such financial statements, the Loan Parties were in full compliance with all of the terms and conditions of the Loan Documents, and setting forth such other information as Agent shall reasonably request. If any information contained in the Schedules to the Disclosure Letter changes after the Closing Date and if that information relates to a subsection of Section 5 which specifically allows for information in the Disclosure Letter to be updated after the Closing Date, Borrower shall update such information in an amended Disclosure Letter (if applicable), to be delivered with the next compliance certificate then due. Parent shall deliver the Compliance Certificate and updated Disclosure Letter (if any) to Agent by email to the address specified pursuant to Section 11, and Agent and Lenders shall be entitled to rely on the information contained therein.”

(c)	Exhibit G to the Existing Loan Agreement is hereby amended by replacing the reference to (i) $12,500,000 with $17,500,000 and (ii) 60 days with 45 days. A new Exhibit G incorporating such amendments is attached hereto as Annex II.

4.	Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent (at the direction of the Required Lenders) or the Required Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment No. 3 (the date on which all such conditions precedent are either satisfied or waived, being the “Third Amendment Effective Date”):

(a)	The Agent and the Lenders shall have received this Amendment No. 3, duly executed by the parties hereto;

(b)	[Reserved];

(c)	A duly executed officer’s certificate of each New Subsidiary Guarantor containing the following documents: (i) the Organization Documents of each New Subsidiary Guarantor (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority) or to the extent applicable, certifying no change thereto as of the Third Amendment Effective Date, (ii) resolutions authorizing the Loan Documents, (iii) a good standing certificate from (A) each New Subsidiary Guarantor’s state of formation and (B) from any state where such party is, or is required to be, qualified to do business to the extent failure to so qualified could reasonably be expected to have a Material Adverse Effect and (iv) incumbency and representative signatures, or to the extent applicable, certifying no change thereto as of the Third Amendment Effective Date;

(d)	All necessary consents of stockholders or members and other third parties with respect to the execution, delivery and performance of the Loan Documents by the New Subsidiary Guarantors;

(e)	The execution and delivery by the New Subsidiary Guarantors of a Joinder to Loan Agreement;

(f)	The execution and delivery by the New Subsidiary Guarantors of a Joinder to Intercreditor Agreement;

(g)	The execution and delivery by the New Subsidiary Guarantors of a Joinder to Intercompany Subordination Agreement;

(h)	The execution and delivery by the New Subsidiary Guarantors of a Joinder to Collateral Pledge Agreement (collectively the documents in clauses (e) through (h) referred to herein as the “Joinder Documents”);

(i)	[Reserved];

(j)	Customary legal opinion of Stroock & Stroock & Lavan LLP, in its capacity as special counsel to the New Subsidiary Guarantors, dated as of the Third Amendment Effective Date and addressed to the Agent and the Lenders;

(k)	Such documents, instruments and agreements, including certificates evidencing Collateral consisting of Equity Interests, Uniform Commercial Code financing statements or amendments to Uniform Commercial Code financing statements, as the Lenders shall reasonably request to evidence the perfection and priority of the security interests granted to Agent pursuant to Article 4 of the Loan Agreement;

(l)	Subject to Section 6.12 of the Loan Agreement, the Agent shall have received, all documents, agreements and instruments required to create and perfect the Agent’s security interest in the Collateral. The New Subsidiary Guarantors shall have filed or shall have provided all UCC-1 financing statements in form for filing by the Required Lenders or their counsel and shall have delivered all certificated pledged equity and documented pledged debt (if any) with appropriate transfer powers and/or allonges by the Third Amendment Effective Date;

(m)	The New Subsidiary Guarantors shall have provided no less than three (3) Business Days prior to the Third Amendment Effective Date the documentation and other information to the Lenders that are reasonably requested by the Lenders no later than 10 days prior to the Third Amendment Effective Date under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT, the USA FREEDOM Act, IRS Form W-9 (if applicable) and other applicable tax forms;

(n)	Confirmation that (i) the representations and warranties contained in Section 5 of the Loan Agreement and in Section 5 hereof shall be true and correct on and as of the Third Amendment Effective Date (except for such representations and warranties made as of a specific date, in which case such representations and warranties shall be true and correct as of such specific date), after giving effect in all cases to any standard(s) of materiality contained in Article 5 of the Loan Agreement and Section 5 hereof as to such representations and warranties, and (ii) after giving effect to the waiver in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing; and

(o)	Such other documents, and completion of such other matters, as Agent or Lenders may reasonably deem necessary or appropriate.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment No. 3 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.

5.	Representations and Warranties. Each Loan Party jointly and severally, hereby:

(a)	represents and warrants that, each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Amendment No. 3 and the other documents executed in connection with this Amendment No. 3) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;

(b)	represents and warrants that, after giving effect to this Amendment No. 3, no Default or Event of Default will have occurred and be continuing;

(c)	represents and warrants that the execution, delivery and performance by each Loan Party of this Amendment No. 3 and the other documents, agreements and instruments executed by any Loan Party in connection herewith (collectively, together with this Amendment No. 3, the “Amendment Documents”) and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and do not contravene (i) the Organization Documents of such Loan Party or (ii) any law or any material Contractual Obligation of any Loan Party, except, for purposes of this clause (c), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect;

(d)	represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, any stockholders, members, partners or any other equityholders of any Loan Party, and any Person pursuant to any Contractual Obligation, is required for the due execution, delivery and performance by any Loan Party of any Amendment Document to which it is a party that has not already been obtained if the failure to obtain such authorization, approval or other action, or to provide such notice or make such filing, could reasonably be expected to result in a Material Adverse Effect;

(e)	represents and warrants that each Amendment Document has been duly executed and delivered by each Loan Party party thereto; and

(f)	represents and warrants that this Amendment No. 3 constitutes, and each other Amendment Document to be executed on the date hereof will constitute, upon execution, the legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.	Payment of Costs and Fees. Borrower shall pay to Agent and each Lender all expenses required to be paid pursuant to Section 2.5 and Section 10.3 of the Loan Agreement in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3 and any documents and instruments relating hereto.

7.	GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS AMENDMENT NO. 3 SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8.	Amendments. This Amendment No. 3 cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.

9.	Counterparts. This Amendment No. 3 and any notices delivered under this Amendment No. 3 may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment No. 3 may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

10.	Effect on Loan Documents.

(a)       The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment No. 3 shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. Except for the amendments to the Loan Agreement expressly set forth herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

(b)       Upon and after the effectiveness of this Amendment No. 3, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c)       To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement, after giving effect to this Amendment No. 3, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d)       This Amendment No. 3 is a Loan Document.

11.	Entire Agreement. This Amendment No. 3 and each of the other Loan Documents, taken together, constitute and contain the entire agreement between the Loan Parties, Agent and Lenders and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

12.	Reaffirmation of Obligations. The Loan Parties hereby acknowledge and agree that all terms, covenants, conditions and provisions of the Loan Documents (including, without limitation, each Collateral Document) continue in full force and effect, are herein reaffirmed in their entirety and remain unaffected and unchanged, except to the extent expressly set forth in this Amendment No. 3. Neither this Amendment No. 3 nor the execution and delivery of this Amendment No. 3 by Agent, the Lenders and the Loan Parties hereto shall constitute a novation or renewal of the Term Loan or the Indebtedness or any of the Loan Documents. This Amendment No. 3, except to the extent expressly set forth herein, is not intended to and shall not be deemed or construed to create or constitute a waiver, release, or relinquishment of, and shall not affect, the liens, security interests and rights, remedies and interests under the Loan Documents, all of which are hereby ratified, confirmed, renewed and extended in all respects.

13.	Severability of Provisions. Each provision of this Amendment No. 3 shall be severable from every other provision of this Amendment No. 3 for the purpose of determining the legal enforceability of any specific provision.

14.	Agent. The Agent has executed this Amendment No. 3 as directed under and in accordance with the Loan Agreement and will perform this Amendment No. 3 solely in its capacity as Agent hereunder, and not individually. In performing under this Amendment No. 3, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders, constituting the Required Lenders both prior to and immediately after the Third Amendment Effective Date hereby directs and consents to the Agent’s execution of this Amendment No. 3, the Joinder Documents and the documents contemplated hereunder and thereunder.

15.	Intercreditor Agreement Governs. This Amendment No. 3 and the other Loan Documents are subject to the terms and conditions set forth in the Intercreditor Agreement, in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Amendment No. 3, the terms of the Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Agent or any Intermediation Facility Agent, as applicable, pursuant to any Loan Document or any Intermediation Facility Document, and the exercise of any right or remedy in respect of the Collateral by the Agent or any Intermediation Facility Agent, as applicable hereunder, under any other Loan Document, under any Intermediation Facility Document and any other agreement entered into in connection with the foregoing are subject to the provisions of the Intercreditor Agreement and in the event of any conflict between the terms of the Intercreditor Agreement, this Amendment No. 3, any other Loan Document, any Intermediation Facility Document and any other agreement entered into in connection with the foregoing, the terms of the Intercreditor Agreement shall govern and control with respect to the exercise of any such right or remedy or the Loan Parties’ covenants and obligations.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment No. 3 as of the date first above written.

NEW SUBSIDIARY GUARANTORS:	VERTEX RENEWABLES LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX RENEWABLES ALABAMA LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

PARENT:	VERTEX ENERGY, INC.,
a Nevada corporation

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

BORROWER:	VERTEX REFINING ALABAMA LLC,
a Louisiana limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

[Signature page to Amendment No. 3]

EXISTING SUBSIDIARY GUARANTORS:	VERTEX REFINING TEXAS LLC,
a Texas limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX MARINE FUEL SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX ENERGY OPERATING, LLC,
a Texas limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX REFINING LA, LLC,
a Louisiana limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX REFINING OH, LLC,
an Ohio limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

HPRM LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	Director, President and Chief Executive Officer

[Signature page to Amendment No. 3]

TENSILE-HEARTLAND ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director, President and Chief Executive Officer

VERTEX RECOVERY MANAGEMENT, LLC,
a Texas limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX REFINING NV, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX SPLITTER CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director

VERTEX REFINING MYRTLE GROVE LLC,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CRYSTAL ENERGY, LLC,
an Alabama limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President

[Signature page to Amendment No. 3]

VERTEX ACQUISITION SUB, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

BANGO OIL LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CEDAR MARINE TERMINALS, LP,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CROSSROAD CARRIERS, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RECOVERY, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature page to Amendment No. 3]

H & H OIL, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX II GP, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

TENSILE-MYRTLE GROVE ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chairman of the Board

VERTEX MERGER SUB, LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature page to Amendment No. 3]

In Witness Whereof, the parties hereto have caused this Amendment No. 3 to be executed as of the date first above written.

LENDERS:

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

[Signature page to Amendment No. 3]

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.,

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director, Co-Chief Investment Officer

[Signature page to Amendment No. 3]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II Aggregator 2 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

[Signature page to Amendment No. 3]

CHAMBERS ENERGY CAPITAL IV, LP

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Partner

[Signature page to Amendment No. 3]

CROWDOUT CAPITAL LLC

By:	/s/ Alexander Schoenbaum
	Name:	Alexander Schoenbaum
	Title:	Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Alexander Shoenbaum
	Name:	Alexander Schoenbaum
	Title:	Managing Member

[Signature page to Amendment No. 3]

AGENT:

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ James Buccola
	Name:	James Buccola
	Title:	Head of Fixed Income

[Signature page to Amendment No. 3]

ANNEX I

SPECIFIED DEFAULTS

Pursuant to Section 8.2 of the Existing Loan Agreement, a Default has occurred as a result of each of the following:

●	the Borrower’s failure to deliver an annual operating budget at least thirty (30) days prior to the end of Parent’s fiscal year, as required by Section 6.3(a)(iv) of the Loan Agreement;

●	the Borrower’s failure to deliver Parent’s consolidated financial statements including a cash flow statement, income statement and balance sheet for the period reported and certified by a Responsible Officer of Parent within thirty (30) days after the end of each calendar month during the occurrence and continuation of a Default or Event of Default, as required by Section 6.3(a)(ii); and

●	Parent’s failure to deliver the Compliance Certificate concurrently with the quarterly financials delivered on (i) June 30, 2022 and (ii) September 30, 2022, as required by Section 6.4 of the Loan Agreement and any amendments, if applicable, to the Disclosure Letter since the Closing Date or the latest delivered Compliance Certificate, including, any specific updates to Vehicles and any changes to any Intellectual Property rights, as required by Section 5.22 and Section 6.10(a) of the Loan Agreement.

ANNEX II

EXHIBIT G – COMPLIANCE CERTIFICATE

[See Attached]

Exhibit G

Compliance Certificate

VIA EMAIL:

[Date]

Cantor Fitzgerald Securities

900 West Trade Street, Suite #725

Charlotte, NC 28202

Attn: Bobbie Young

Phone: (704) 374-0574

Email: BYoung@cantor.com

Re: Vertex Refining Alabama LLC- Compliance Certificate for [enter fiscal period]

Dear [__]:

Reference is made to that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Loan Agreement”), by and among Vertex Energy, Inc., a Nevada corporation (“Parent”), Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), each of Parent’s direct and indirect subsidiaries from time to time party thereto, Cantor Fitzgerald Securities, as agent (the “Agent”) and the several lenders from time to time party thereto (collectively, the “Lenders”). Capitalized terms used but not defined herein shall have the meaning provided in the Loan Agreement.

The undersigned is an officer of the Parent, knowledgeable of all the financial matters of the Parent and the Borrower, and is authorized to provide this certification.

The undersigned hereby certifies, in his or her capacity as an officer of the Parent and not in an individual capacity, on behalf of the Parent, that in accordance with Section 6.4 of the Loan Agreement, except as set forth on Schedule I hereto, the Loan Parties are in compliance for the period ending ___________ with all of the terms and conditions of the Loan Documents, and hereby reaffirms that except as provided below, all representations and warranties contained therein are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date (except for such representations and warranties made as of a specific date, which were true and correct as of such specific date). Attached are the required documents supporting the above certification, including evidence showing compliance with Section 7.19 of the Loan Agreement. The undersigned further certifies that (x) no Default or Event of Default has occurred or is continuing and (y) the attached financial statements are prepared in accordance with GAAP, consistently applied, (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

Reporting Requirement	Due Date	Check if Included
Quarterly Financial Statements	Quarterly within 45 days	________

Annual Audited Financial Statements	FYE within 120 days	________

Financial Covenant	Required	Actual	Complies (yes/no)
Consolidated Liquidity (Section 7.19)[1]	$17,500,000

As applicable, attached hereto is an amended Disclosure Letter (together with, in each case, a copy marked to show changes from the previous version).

Please use the following space to list any exceptions with respect to the certifications provided above (the listing on an exception does not excuse non-compliance):

Name:
Title:

1 Begin reporting amounts commencing April 1, 2022.